                                                                  EXECUTION COPY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   AMENDMENT NO. 3

                             Dated as of January 17, 1997

                                          to

                             SALE AND SERVICING AGREEMENT

                            Dated as of December 28, 1995

                                        among

                    OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                        Issuer

                         OLYMPIC RECEIVABLES FINANCE CORP. II
                                        Seller

                                OLYMPIC FINANCIAL LTD.
                      In its individual capacity and as Servicer

                                         and

                     NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                   Backup Servicer


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

                                                                           Page
                                                                           ----
                                      ARTICLE I

                                     DEFINITIONS

                                      ARTICLE II

                                      AMENDMENT

    SECTION 2.1.   Amendment to Section 1.1 of the Sale and Servicing
                   Agreement . . . . . . . . . . . . . . . . . . . . . . .   1
    SECTION 2.2.   Amendment to Section 2.1 of the Sale and Servicing
                   Agreement . . . . . . . . . . . . . . . . . . . . . . .   3
    SECTION 2.3.   Amendment to Section 3.6 of the Sale and Servicing
                   Agreement . . . . . . . . . . . . . . . . . . . . . . .   4

                                     ARTICLE III

                                    MISCELLANEOUS

    SECTION 3.1.   Counterparts. . . . . . . . . . . . . . . . . . . . . .   4
    SECTION 3.2.   Governing Law; Entire Agreement . . . . . . . . . . . .   5
    SECTION 3.3.   Headings. . . . . . . . . . . . . . . . . . . . . . . .   5
    SECTION 3.4.   Sale and Servicing Agreement in Full Force and
                   Effect as Amended . . . . . . . . . . . . . . . . . . .   5

    AMENDMENT NO. 3 dated as of January 17, 1997 (the "AMENDMENT") to SALE AND SERVICING AGREEMENT dated as of December 28, 1995 and amended as of June 12, 1996 and September 30, 1996 (as amended, the "SALE AND SERVICING AGREEMENT"), among Olympic Automobile Receivables Warehouse Trust (the "ISSUER"), Olympic Receivables Finance Corp. II, a Delaware corporation, as Seller (the "SELLER"), Olympic Financial Ltd., a Minnesota corporation, in its individual capacity and as Servicer, (the "SERVICER") and Norwest Bank Minnesota, National Association, a national banking association, as Backup Servicer (the "BACKUP SERVICER").

    WHEREAS, the Issuer, the Seller, the Servicer and the Backup Servicer have entered into the Sale and Servicing Agreement;

    WHEREAS, pursuant to Section 10.1(b) of the Sale and Servicing Agreement, the Issuer, the Seller and the Servicer desire to amend the Sale and Servicing Agreement in certain respects as provided below;

    WHEREAS, each of the Indenture Trustee, the Backup Servicer, a Certificate Majority and a Note Majority has consented to this Amendment as required by
Section 10.1(b) of the Sale and Servicing Agreement;

    WHEREAS, it is the intent of the parties that this Amendment be effective as of the date set forth above (the "EFFECTIVENESS DATE");

    NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

    Unless otherwise defined herein or the context otherwise requires, defined terms used herein shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

                                      ARTICLE II

                                      AMENDMENT

    SECTION 2.1. AMENDMENT TO SECTION 1.1 OF THE SALE AND SERVICING AGREEMENT.

    (a) The definition of "AVERAGE NET EXCESS SPREAD PERCENTAGE" is hereby amended to read in its entirety as follows:

         "(i) As of (x) the first Determination Date on which there are Receivables in the Trust or (y) the second Determination Date on which there are Receivables in the Trust immediately following a Trust Property Liquidation Date, or if no Trust Property Liquidation Date has occurred, the Closing Date, in case of the first such Determination Date, the Net Excess Spread Percentage as of the Accounting Date for the related Monthly Period and in the case of the second such Determination Date, the average of the Net Excess Spread Percentages for the two preceding Monthly Periods, calculated as of the Accounting Date of each such Monthly Period; and (ii) as of any subsequent Determination Date on which there are Receivables in the Trust, the average of the Net Excess Spread Percentages for the three preceding Monthly Periods during which there were Receivables in the Trust, calculated as of the Accounting Date of each such Monthly Period."

    (b)  The definition of "ELIGIBLE INTEREST RATE CAP AGREEMENT" in Section
1.1 of the Sale and Servicing Agreement is hereby amended by adding the following immediately after clause (ii) thereof:

         (iii) is purchased in a minimum notional amount of at least
    $100,000,000;

    (c) The definition of "ELIGIBLE INTEREST RATE CAP AGREEMENT" in Section 1.1 of the Sale and Servicing Agreement is hereby further amended by renumbering clause (iii) as clause (iv), clause (iv) as clause (v), clause (v) as clause
(vi), clause (vi) as clause (vii), clause (vii) as clause (viii) and clause
(viii) as clause (ix).

    (d) The definition of "REQUISITE AMOUNT" in Section 1.1 of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

         "As of any Determination Date, (i) if no Trigger Event shall have occurred, and all previous Trigger Events shall have been Deemed Cured, 4.0% of the sum of the Note Balance on such Determination Date PLUS the Certificate Balance on such Determination Date; and (ii) if a Trigger
    Event shall have occurred (and until such Trigger Event shall have been Deemed Cured), (x) if such Trigger Event is of the type described in clause
    (i) of the definition thereof, 1.0% of the Maximum Program Size PLUS 4.0% of the sum of the Note Balance on such Determination Date PLUS the Certificate Balance on such Determination Date, (y) if such Trigger Event is of the type described in clause (ii) of the definition thereof, 2.0% of the Maximum Program Size PLUS 4.0% of the sum of the Note Balance on such Determination Date PLUS the Certificate Balance on such Determination Date, and (z) if such Trigger Event is of the type described in clauses (iii) or
    (iv) of the definition thereof, an unlimited amount."

    (e) The definition of "TRIGGER EVENT" in Section 1.1 of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

         TRIGGER EVENT: As of any Determination Date, (i) if the Net Excess Spread Percentage shall be less than 5.0% but equal to or greater than 4.0%; (ii) if the Net Excess Spread Percentage shall be less than 4.0% but equal to or greater than 3.0%; (iii) if the Net Excess Spread Percentage shall be less than 3.0% and (iv) if the Warehousing Loss Ratio shall exceed 0.75%.

    (f) Section 1.1. of the Sale and Servicing Agreement is hereby further amended by adding the following defined terms and definitions:

         FINANCED REPOSSESSIONS: Receivables with respect to loans financing the purchase of Vehicles that were previously repossessed by or for the benefit of the Servicer.

         WAREHOUSING PERIOD: (i) The period beginning upon the first sale of Receivables to the Trust and ending on the day immediately preceding a Trust Property Liquidation Date on which all of the Receivables in the Trust are purchased and (ii) thereafter, any period beginning upon the first sale of Receivables to the Trust immediately following a Trust Property Liquidation Date on which all of the Receivables in the Trust are purchased and ending on the day immediately preceding a Trust Property Liquidation Date on which all of the Receivables in the Trust are purchased.

    SECTION 2.2. AMENDMENT TO SECTION 2.1 OF THE SALE AND SERVICING AGREEMENT.

    (a) Section 2.1(b)(1) of the Sale and Servicing Agreement is hereby amended by adding the following subsection immediately following Section 2.1(b)(1)(xv):

         (xvi) after giving effect to the conveyance of Receivables on such Transfer Date, the aggregate of the Principal Balances of Receivables attributable to loans classified as Financed Repossessions shall not exceed 3.0% of the aggregate of the Principal Balances of all Receivables on such Transfer Date;

    (b) Section 2.1(b)(1) of the Sale and Servicing Agreement is hereby further amended by renumbering Section 2.1(b)(1)(xvi) as
Section 2.1(b)(1)(xvii), by renumbering Section 2.1 (b)(1)(xvii) as
Section 2.1(b)(1)(xviii) and by renumbering Section 2.l(b)(1)(xviii) as
Section 2.1(b)(1)(xix).

    (c) Section 2.1(b)(1)(xvi) of the Sale and Servicing Agreement is hereby amended by deleting the reference to "1.0%" and substituting therefor "4.0%".

    (d) Clause (D) of Section 2.1(c)(2)(ix) of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

    (D) the Average Net Excess Spread Percentage shall be less than 4.0%;

    (e) Section 2.1(c)(2) of the Sale and Servicing Agreement is hereby amended by adding the following subsection immediately following
Section 2.1(c)(2)(x):

        (xi) Any Warehousing Period exceeds 120 days.

    SECTION 2.3. AMENDMENT TO ARTICLE III OF THE SALE AND SERVICING AGREEMENT.
Article III of the Sale and Servicing Agreement is hereby amended by adding the following section immediately following Section 3.18:

         Section 3.19. MONTHLY REPORTS. The Servicer (if OFL is the Servicer) shall deliver to JPMD on or prior to the 20th of each month (or if the twentieth is not a Business Day, the next succeeding Business Day), the "Internal Static Pool Analysis" with respect to the Receivables and OFL's "Credit Administration" report (together, the "MONTHLY REPORTS"), in each case with respect to the immediately preceding Monthly Period. If JPMD does not receive the Monthly Reports in accordance with the preceding sentence, JPMD shall provide written notice of non-delivery thereof to the Servicer.

    SECTION 2.4. AMENDMENT TO SECTION 8.1 OF THE SALE AND SERVICING AGREEMENT.
Section 8.1(b) of the Sale and Servicing Agreement is hereby amended by inserting the following immediately following the words "Servicer's Certificate" in such section:

         "or failure by the Servicer (if OFL is the Servicer) to deliver to JPMD the Monthly Reports required by SECTION 3.19 within 10 days of receipt of the notice of non-delivery required under SECTION 3.19"

    SECTION 2.5. AMENDMENT TO SCHEDULE B TO SALE AND SERVICING AGREEMENT.

    (a) Clause 28(D)(i) of Schedule B is hereby amended (i) by deleting the reference to "72" and substituting therefor "73" and (ii) by deleting the word "and" at the end of such clause.

    (b) Clause 28(D)(ii) of Schedule B is hereby amended by deleting the reference to "40%" and substituting therefor "55%".

    (c) Clause 28(D) is hereby amended by adding the following immediately following clause (ii) thereof:

         "; and (iii) the aggregate of the Principal Balances of Receivables attributable to loans classified as Financed Repossessions shall not exceed 3.0% of the aggregate of the Principal Balances of all Receivables on such Transfer Date"

                                     ARTICLE III

                                    MISCELLANEOUS

    SECTION 3.1. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when: (1) the Servicer shall have received (a) counterparts hereof executed on behalf of the Issuer, the Seller and the Servicer, (b) the consents of the Backup Servicer, the Indenture Trustee and JPMD, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, the sole Noteholder, to the terms of this Amendment and (c) evidence of written notice to Standard & Poor's and Moody's of this Amendment and (2) OFL shall have caused the delivery to JPMD of an Opinion of Counsel with respect to truesale and non-substantive consolidation matters (or a bring-down of the Opinion of Counsel with respect to these matters delivered on the Closing Date) satisfactory to JPMD.

    SECTION 3.2. GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the Sale and Servicing Agreement (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

    SECTION 3.3. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof or thereof.

    SECTION 3.4. SALE AND SERVICING AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Sale and Servicing Agreement shall remain in full force and effect. All references to the Sale and Servicing Agreement in any other document or instrument shall be deemed to mean the Sale and Servicing Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Sale and Servicing Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Sale and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Sale and Servicing Agreement were set forth herein.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                                       ISSUER:

                                       OLYMPIC AUTOMOBILE RECEIVABLES
                                       WAREHOUSE TRUST

                                       By WILMINGTON TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as Owner Trustee

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       SELLER:

                                       OLYMPIC RECEIVABLES FINANCE CORP. II

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       SERVICER:

                                       OLYMPIC FINANCIAL LTD.,
                                         in its individual capacity and as
                                         Servicer

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                       AGREED AND CONSENTED:

                                       BACKUP SERVICER:

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity but as Backup Servicer


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       INDENTURE TRUSTEE:

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity but as Indenture Trustee

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, as sole Certificateholder, and as
                                       Administrative Agent for Delaware
                                       Funding Corporation, as sole Noteholder

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title: